                                              Filed by Liberty Media Corporation
                           Pursuant to Rule 425 under the Securities Act of 1933
                                        and deemed filed pursuant to Rule 14a-12
                                          of the Securities Exchange Act of 1934
                                  Subject Corporation: Liberty Media Corporation
                                                  Commission File No.: 001-16615
                          Subject Corporation: Liberty Media Holding Corporation
                                Securities Act Registration File No.: 333-132452

                                                                    EXHIBIT 99.1


                                     [LOGO]


FOR IMMEDIATE RELEASE
APRIL 17, 2006


                LIBERTY MEDIA CORPORATION ANNOUNCES 2006 GUIDANCE

Englewood, CO - As previously announced and subject to shareholder approval, Liberty Media Corporation (NYSE:L; LMC.B) ("Liberty") intends to create two new tracking stocks, one to reflect the performance of the assets and businesses attributed to the Liberty Interactive Group and one to reflect the performance of assets and businesses attributed to the Liberty Capital Group. Liberty announced today the following 2006 outlook for the Liberty Interactive Group, which includes QVC, its largest attributed operating business. In addition, guidance is provided for Starz Entertainment Group, Liberty Capital Group's largest attributed operating business.

LIBERTY INTERACTIVE GROUP

2006 GUIDANCE

Liberty expects the operations attributed to the Liberty Interactive Group, which includes QVC for all of 2006 and Provide Commerce from the date of its acquisition on February 9, 2006, to increase over the attributed 2005 operating results, which included only QVC's operations, as follows:

     o    Revenue growth in the low double digits %.

     o    Operating cash flow (OCF) growth in low double digits %. *

     o    Operating income growth in low double digits %.

------------
* See : "Non--GAAP Financial Measures" for Liberty's definition of "Operating Cash Flow" and why management believes estimated OCF is meaningful to investors.

The foregoing estimates assume with respect to QVC, among other factors, that its product mix and foreign currency exchange rates affecting its international businesses will be consistent as compared to 2005, while revenue growth rates will experience a slight slowing due to difficult comparisons to the favorable results achieved in 2005. These estimated growth rates are not expected to be achieved ratably on a quarterly basis as the Liberty Interactive Group's attributed businesses will likely experience different quarter over quarter growth rates for each calendar quarter of 2006.

Liberty is currently compiling its financial results for the first quarter of 2006 and expects to make those results publicly available on or about May 8, 2006. On a preliminary basis, Liberty expects that the attributed revenue growth of the Liberty Interactive Group for the first quarter will be in the mid single digits % and both the OCF and operating income growth will be in the high single digits % . These results are attributable to sales performance that was slightly below expectations for the quarter and negative exchange rate comparisons to the first quarter of 2005 related to the international businesses. On a constant dollar basis the expected growth rates for the quarter are in line with the above stated full year guidance.


LONG-TERM OUTLOOK

Liberty expects that the combined compound annual growth rate in revenue and OCF for the Liberty Interactive Group's attributed operating businesses over the next five years, including the effects of potential acquisitions and assuming constant foreign exchange rates, will be in the low double digits %.

LIBERTY CAPITAL GROUP

Liberty is not providing combined guidance for the businesses attributed to the Liberty Capital Group for 2006 as such information is not considered meaningful at this time. Guidance is being provided separately for Starz Entertainment Group which is the largest operating business attributed to the Liberty Capital Group.

STARZ ENTERTAINMENT GROUP-2006 GUIDANCE

Liberty expects that revenue, OCF and operating income of Starz Entertainment Group ("SEG") for 2006 will be substantially similar to those recognized in 2005. This expectation is premised upon, among other factors, that SEG continues to experience positive trends under its affiliation agreements, SEG's distributors continue to see growth in digital subscribers consistent with that experienced in 2005, the quantity and timing of receipt of output product from the studios does not materially change from that experienced in 2005 and Starz subscription units continue to increase. These estimates further assume that SEG's 2006 programming costs increase by mid-single digit percentages over the same periods in 2005.

ADDITIONAL INFORMATION

Liberty Media Holding Corporation ("New Liberty") has filed a Registration Statement on Form S-4 containing a definitive proxy statement/prospectus related to a series of proposals to be voted on at the annual meeting of Liberty Media Corporation, including a series of proposals pursuant to which New Liberty will become Liberty's parent holding company and will issue, in exchange for Liberty's existing common stock, two new tracking stocks. LIBERTY STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors may obtain a copy of the definitive proxy statement/prospectus and other documents related to the transaction free of charge at the SEC's website (http://www.sec.gov). Copies of the definitive proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the definitive proxy statement/prospectus can also be obtained, without charge, by directing a request to Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations Telephone: (877) 772-1518.

PARTICIPANTS IN SOLICITATION

The directors and executive officers of Liberty and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposals to be voted on at Liberty's annual meeting. Information regarding Liberty's directors and executive officers and other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the definitive proxy statement/prospectus contained in the above-referenced Registration Statement.

ABOUT LIBERTY MEDIA CORPORATION

Liberty owns a broad range of electronic retailing, media, communications and entertainment businesses and investments. It owns or has interests in some of the world's most recognized and respected brands and companies, including QVC, Encore, Starz, IAC/InterActiveCorp, Expedia and News Corporation.

FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING THE STATEMENTS UNDER THE HEADINGS "LIBERTY INTERACTIVE GROUP--2006 GUIDANCE", AND "STARZ ENTERTAINMENT GROUP-2006 GUIDANCE." SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE OPERATING BUSINESSES OF LIBERTY DESCRIBED HEREIN OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, AMONG OTHERS: THE RISKS AND FACTORS DESCRIBED IN THE PUBLICLY FILED DOCUMENTS OF LIBERTY, INCLUDING THE MOST RECENTLY FILED FORM 10-K OF LIBERTY AND THE PROXY STATEMENT/PROSPECTUS DISTRIBUTED IN CONNECTION WITH LIBERTY'S UPCOMING ANNUAL MEETING; GENERAL ECONOMIC AND BUSINESS CONDITIONS AND INDUSTRY TRENDS INCLUDING IN THE ADVERTISING AND RETAIL MARKETS; THE CONTINUED STRENGTH OF THE INDUSTRIES IN WHICH SUCH BUSINESSES OPERATE; CONTINUED CONSOLIDATION OF THE BROADBAND DISTRIBUTION AND MOVIE STUDIO INDUSTRIES; UNCERTAINTIES INHERENT IN PROPOSED BUSINESS STRATEGIES AND DEVELOPMENT PLANS; CHANGES IN DISTRIBUTION AND VIEWING OF TELEVISION PROGRAMMING, INCLUDING THE EXPANDED DEPLOYMENT OF PERSONAL VIDEO RECORDERS AND IP TELEVISION AND THEIR IMPACT ON TELEVISION ADVERTISING REVENUE AND HOME SHOPPING NETWORKS; INCREASED DIGITAL TELEVISION PENETRATION AND THE IMPACT ON CHANNEL POSITIONING OF OUR NETWORKS; RAPID TECHNOLOGICAL CHANGES; FUTURE FINANCIAL PERFORMANCE, INCLUDING AVAILABILITY, TERMS AND DEPLOYMENT OF CAPITAL; AVAILABILITY OF QUALIFIED PERSONNEL; THE DEVELOPMENT AND PROVISION OF PROGRAMMING FOR NEW TELEVISION AND TELECOMMUNICATIONS TECHNOLOGIES; CHANGES IN, OR THE FAILURE OR THE INABILITY TO COMPLY WITH, GOVERNMENT REGULATION, INCLUDING, WITHOUT LIMITATION, REGULATIONS OF THE FEDERAL COMMUNICATIONS COMMISSION, AND ADVERSE OUTCOMES FROM REGULATORY PROCEEDINGS; ADVERSE OUTCOMES IN PENDING LITIGATION; CHANGES IN THE NATURE OF KEY STRATEGIC RELATIONSHIPS WITH PARTNERS AND JOINT VENTURES; COMPETITOR RESPONSES TO SUCH OPERATING BUSINESSES' PRODUCTS AND SERVICES, AND THE OVERALL MARKET ACCEPTANCE OF SUCH PRODUCTS AND SERVICES, INCLUDING ACCEPTANCE OF THE PRICING OF SUCH PRODUCTS AND SERVICES; AND THREATENED TERRORIST ATTACKS AND ONGOING MILITARY ACTION, INCLUDING ARMED CONFLICT IN THE MIDDLE EAST AND OTHER PARTS OF THE WORLD. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. LIBERTY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO DISSEMINATE ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN TO REFLECT ANY CHANGE IN LIBERTY'S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

CONTACT:
John Orr
(720) 875-5622


NON-GAAP FINANCIAL MEASURES

This press release includes an estimate of the anticipated percentage change in 2006 operating cash flow compared to 2005 operating cash flow for the Liberty Interactive Group and SEG. Liberty defines operating cash flow, which is a non-GAAP financial measure, as revenue less cost of sales, operating expenses, and selling, general and administrative expenses (excluding stock compensation). Operating cash flow, as defined by Liberty, excludes depreciation, amortization, stock compensation and other non-cash charges taken into account in computing operating income in accordance with GAAP.

Liberty's management uses revenue and operating cash flow as a measure of operating performance and for purposes of making decisions about allocating resources to its subsidiaries and affiliates. Liberty's management believes the presentation of the estimated percentage changes in operating cash flow is helpful information to investors as it provides insight into management's expectation regarding operating performance during the coming year. Because operating cash flow is used as a measure of operating performance, Liberty views operating income as the most directly comparable GAAP measure. Operating cash flow is not meant to replace or supersede operating income or any other GAAP measure. No reconciliation of estimated operating cash flow for 2006 to estimated operating income for the same year is presented because these estimated operating metrics are presented in broad ranges of possible outcomes which do not lend itself to meaningful reconciliation.